UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2020

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

1-3164	Alabama Power Company	63-0004250
(An Alabama Corporation)
600 North 18th Street
Birmingham, Alabama 35203
(205) 257-1000

1-6468	Georgia Power Company	58-0257110
(A Georgia Corporation)
241 Ralph McGill Boulevard, N.E.
Atlanta, Georgia 30308
(404) 506-6526

001-11229	Mississippi Power Company	64-0205820
(A Mississippi Corporation)
2992 West Beach Boulevard
Gulfport, Mississippi 39501
(228) 864-1211

001-37803	Southern Power Company	58-2598670
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

1-14174	Southern Company Gas	58-2210952
(A Georgia Corporation)
Ten Peachtree Place, N.E.
Atlanta, Georgia 30309
(404) 584-4000

The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by six registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Mississippi Power Company, Southern Power Company and Southern Company Gas. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2015A 6.25% Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
The Southern Company	Series 2016A 5.25% Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
Alabama Power Company	5.00% Series Class A Preferred Stock	ALP PR Q	New York Stock Exchange
Georgia Power Company	Series 2017A 5.00% Junior Subordinated Notes due 2077	GPJA	New York Stock Exchange
Southern Power Company	Series 2016A 1.000% Senior Notes due 2022	SO/22B	New York Stock Exchange
Southern Power Company	Series 2016B 1.850% Senior Notes due 2026	SO/26A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). (Response applicable to each registrant)
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition
The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On October 29, 2020, The Southern Company (“Southern Company”) issued a press release regarding its earnings for the three-month and nine-month periods ended September 30, 2020. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three-month and nine-month periods ended September 30, 2020 is being furnished as Exhibits 99.02 through 99.07 to this Current Report on Form 8-K.
Use of Non-GAAP Financial Measures
Exhibits 99.01, 99.02, 99.03 and 99.04 to this Current Report on Form 8-K include earnings and earnings per share in accordance with generally accepted accounting principles (“GAAP”) for the three-month and nine-month periods ended September 30, 2020 and 2019. These exhibits also include earnings and earnings per share (1) for the three-month and nine-month periods ended September 30, 2020 and 2019, excluding (a) charges (net of salvage proceeds), associated legal expenses (net of insurance recoveries), and tax impacts related to plants under construction and (b) earnings from the Wholesale Gas Services business and (2) for the nine-month period ended September 30, 2020 and the three-month and nine-month periods ended September 30, 2019, excluding (a) acquisition and disposition impacts and (b) impairment charges. The attached exhibits include additional information regarding these excluded items, as well as reconciliations of each non-GAAP financial measure to the most comparable financial measure under GAAP. Southern Company believes the presentation of earnings and earnings per share, excluding these items, is useful to investors because it provides investors with additional information to evaluate the performance of Southern Company’s ongoing business activities.  Southern Company management also uses earnings and earnings per share, excluding the effect of these items, to evaluate the performance of Southern Company’s ongoing business activities.  The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.
Exhibits
The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Mississippi Power Company, Southern Power Company and Southern Company Gas. Accordingly, this report is also being furnished on behalf of each such registrant.
The following exhibits relate to the three-month and nine-month periods ended September 30, 2020:

Exhibit 99.01	Press Release.
Exhibit 99.02	Financial Highlights.
Exhibit 99.03	Significant Factors Impacting EPS.
Exhibit 99.04	EPS Earnings Analysis.
Exhibit 99.05	Consolidated Earnings.
Exhibit 99.06	Kilowatt-Hour Sales and Customers.
Exhibit 99.07	Financial Overview.
Exhibit 104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020	THE SOUTHERN COMPANY
	By	/s/Ann P. Daiss
Ann P. Daiss Comptroller

ALABAMA POWER COMPANY GEORGIA POWER COMPANY MISSISSIPPI POWER COMPANY SOUTHERN POWER COMPANY SOUTHERN COMPANY GAS
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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